Legg Mason Income Trust, Inc.

INSTITUTIONAL CLASS SHARES
________________________________________________________________________________




LEGG MASON LIMITED DURATION BOND PORTFOLIO
LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO
LEGG MASON HIGH YIELD PORTFOLIO





                         INSTITUTIONAL CLASS PROSPECTUS

                                   May 1, 2004


                             Amended August 31, 2004

                                     [logo]







As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

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T A B L E  O F  C O N T E N T S
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About the funds:
---------------


      1     Investment objectives and policies

      4     Principal risks

      8     Performance

      12    Fees and expenses of the funds

      14    Management


About your investment:
---------------------

      15    How to invest

      17    How to sell your shares

      19    Account policies

      21    Services for investors

      22    Distributions and taxes

      23    Related Performance

      26    Financial highlights


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[ICON] I N V E S T M E N T  O B J E C T I V E S  A N D  P O L I C I E S

This prospectus describes three series of Legg Mason Income Trust, Inc. ("Income Trust"), Legg Mason Limited Duration Bond Portfolio ("Limited Duration"), Legg Mason Investment Grade Income Portfolio ("Investment Grade") and Legg Mason High Yield Portfolio ("High Yield").

Western Asset Management Company ("Western Asset" or "Adviser") is the funds' investment adviser. Western Asset's approach in managing these three funds revolves around an investment outlook developed by its Investment Strategy Group, a team of senior professionals that meets at least twice a week to review developments in the economy and the markets. Based on their consensus view of the economic outlook for the following six months, this group arrives at a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation. Western Asset's Portfolio Management Group implements the strategy in a manner consistent with the investment policies of each fund, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities. Each fund is managed in accordance with the investment objective and policies described below.

LIMITED DURATION BOND PORTFOLIO

INVESTMENT OBJECTIVE: Maximize total return, consistent with prudent investment management by investing to obtain the specified average duration.


PRINCIPAL INVESTMENT STRATEGIES: The fund invests in a portfolio of U.S. dollar-denominated debt and fixed-income securities. Under normal market conditions, the fund will invest at least 80% of its net assets in debt and fixed-income securities. The fund currently anticipates that all securities it purchases will be investment grade, I.E., rated at the time of investment
BBB/Baa or higher by at least one nationally recognized statistical rating organization ("NRSRO") or, if not rated by any NRSRO, determined by the Adviser to be of comparable quality.

The fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate obligations ("corporate obligations" include bonds and other debt securities, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); inflation-indexed securities; mortgage- and other asset-backed securities; U.S. dollar-denominated obligations of non-U.S. issuers, including obligations of foreign governments, international agencies or supranational organizations; U.S. dollar-denominated fixed-income securities of non-governmental domestic or foreign issuers; municipal obligations; variable and floating rate debt securities; commercial paper and other short-term investments; certificates of deposit, time deposits and bankers' acceptances; loan participations and assignments; structured notes; and repurchase agreements. The fund may invest up to 25% of its total assets in the securities of foreign issuers.





The fund may also invest up to 20% of its net assets in non-debt securities, including common stock or warrants received as the result of an exchange or tender of fixed-income securities; invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns; buy or sell securities on a forward commitment basis; and engage in reverse repurchase agreements.


The fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.


"Duration" refers to the range within which the average modified duration of the fund is expected to fluctuate. Modified duration measures the expected sensitivity of a security's market price to changes in interest rates, taking into account the effects of the security's structural complexities. The average modified duration of the fund will range within 25% of the duration of the Merrill Lynch 1-3 Year Treasury Index. Over the past three years, the duration

                                       1
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of this index has ranged  between 1.49 and 1.79 years.  There is, of course,  no assurance that it will remain within those limits in the future. The Adviser may vary the duration of the fund in response to its expectation regarding interest rates. If the Adviser expects interest rates to rise, which would negatively impact the value of the fund's fixed-income investments, the Adviser may decrease the duration of the fund. Conversely, if the Adviser expects interest rates to fall, the Adviser may increase the duration of the fund.


For temporary defensive purposes or pending investment, the fund may invest without limit in cash, U.S. dollar-denominated money market instruments and repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

INVESTMENT GRADE INCOME PORTFOLIO

INVESTMENT OBJECTIVE: high level of current income through investment in a diversified portfolio of debt securities.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests primarily in fixed-income securities rated investment grade by at least one nationally recognized statistical rating organization ("NRSRO") or, if not rated by any NRSRO, determined by the Adviser to be of comparable quality. Although the fund can invest in securities of any maturity, it normally expects to maintain a dollar-weighted average maturity of between five and twenty years.


The fund invests, under normal circumstances, at least 80% of its net assets in the following types of investment grade fixed-income securities:

debt securities that are rated at the time of purchase within the four highest grades assigned by a NRSRO, or unrated securities judged by the Adviser to be of comparable quality;

securities  of,  or  guaranteed  by,  the  U.S.  Government,   its  agencies  or
instrumentalities;

commercial paper and other money market instruments that are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment or, if unrated by Moody's or S&P, judged by the Adviser to have investment quality comparable to securities with the ratings noted above; bank certificates of deposit; and bankers' acceptances; and

preferred stocks (including step down preferred securities) rated no lower than Baa by Moody's or, if unrated by Moody's, judged by the Adviser to be of comparable quality.

The remainder of the fund's assets, not in excess of 20% of its net assets, may be invested in:

debt securities of issuers that are rated at the time of purchase below Moody's and S&P's four highest grades, commonly known as "junk bonds," but rated B or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by the Adviser to be of comparable quality; and

securities that may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests.

The fund may invest in U.S. dollar-denominated obligations of foreign governments, international agencies or supranational organizations, and fixed-income securities of non-governmental domestic or foreign issuers consistent with the credit quality guidelines described above. Securities purchased by the fund may be privately placed.

The fund may also engage in reverse repurchase agreements and dollar rolls with respect to the securities in which it primarily invests. In a reverse repurchase agreement, the fund sells a portfolio instrument to another person, such as a

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financial  institution  or  broker-dealer,  in  return  for cash and  agrees  to repurchase the instrument at a specified future date. In a dollar roll transaction, the fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase a substantially similar (same type coupon and maturity) security at an agreed upon future time. When engaging
in  such  transactions,   the  fund  will  "cover"  the  future  obligations  by
segregating an amount of cash or liquid portfolio securities at least equal in value to such obligations. Any such transaction that extends for more than seven days may be considered illiquid and, if so, would be subject to the fund's limit on investments in illiquid securities of 15% of net assets. In addition, the fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps.

For temporary defensive purposes or pending investment, the fund may invest without limit in cash, U.S. dollar denominated money market instruments and repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

HIGH YIELD PORTFOLIO

INVESTMENT   OBJECTIVES:   high  current   income  and,   secondarily,   capital
appreciation.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests, under normal circumstances, at least 80% of its net assets in high yield, fixed-income securities, commonly known as "junk bonds." Such securities include, but are not limited to: foreign and domestic debt securities of corporations and other issuers, preferred stocks, convertible securities, zero coupon securities, deferred interest securities, mortgage-backed securities, asset-backed securities, commercial paper and obligations issued or guaranteed by foreign governments or any of their respective political subdivisions, agencies or instrumentalities, including repurchase agreements secured by such instruments. The fund can invest in securities of any maturity and may change its average maturity based on the adviser's outlook for the market.


The fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the fund or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. The remaining assets may also be invested in fixed-income securities rated BBB or above by S&P or Baa or above by Moody's, securities comparably rated by another NRSRO, or unrated securities deemed by the Adviser to be of equivalent quality to a rated security.

The fund may invest up to 25% of its total assets in private placement securities. This limitation does not apply to securities purchased pursuant to Rule 144A. The fund may not invest more than 15% of its net assets in illiquid securities.

The fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including securities of issuers based in emerging markets.

For temporary defensive purposes or pending investment, the fund may invest without limit in cash, U.S. dollar denominated money market instruments and repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

                                    * * * * *


Each fund's investment objective is non-fundamental and may be changed by Income Trust's Board of Directors without shareholder approval. If a fund changes its policy to invest at least 80% of its net assets in the type of securities suggested by its name (as described above), it will provide shareholders at least 60 days' written notice.


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[ICON] P R I N C I P A L  R I S K S

IN GENERAL:

There is no assurance that a fund will meet its investment objective; investors could lose money by investing in a fund. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds:

DEBT SECURITIES:

Debt securities are subject to interest rate risk, which is the possibility that the rates of interest income generated by a fund's fixed-income investments may decline due to a decrease in market interest rates and the market prices of a fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions generally reduce the effect of market interest rates on the value of the security, but mean that declines in market interest rates are reflected more quickly in a fund's holdings than they would be if a fund held fixed rate securities. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Debt securities are also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Not all securities are rated. In the event that NRSROs assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time.

Moody's considers debt securities rated Baa to have speculative characteristics. Debt securities rated below Baa/BBB are deemed by NRSROs to be speculative and may involve major risk of exposure to adverse conditions.

High Yield may invest in securities rated as low as C by Moody's or D by S&P. These ratings indicate that the securities are highly speculative and may be in default or in danger of default as to principal and interest. Therefore, High Yield is subject to credit risk to a greater extent than the other funds.

The continued holding of securities downgraded below investment grade or, if unrated, determined by the Adviser to be of comparable quality, will be evaluated by the Adviser on a case-by-case basis.

Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations such as Government National Mortgage Association participation certificates are backed by the full faith and credit of the U.S. Treasury. However, obligations of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

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CALL RISK:

Many fixed-income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the funds most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

SPECIAL RISKS OF HIGH YIELD SECURITIES:

Securities rated below Baa/BBB are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher-rated securities. These securities may be less liquid than higher-rated securities, which means a fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a daily price. These securities constitute the primary focus of High Yield. Investment Grade can invest in these securities to a limited extent.

SPECIAL RISKS OF MORTGAGE-BACKED SECURITIES:

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on a fund's return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of a fund that holds them.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and
receivables  from  credit  card   agreements.   The  ability  of  an  issuer  of
asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

At times, some of the mortgage-backed and asset-backed securities in which a fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Unscheduled prepayments, which are made at par, will cause a fund to experience a loss equal to any unamortized premium.

LEVERAGING RISK:

When a fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in a fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's holdings. A fund may take on borrowing risk or leveraging risks by using reverse repurchase agreements, dollar rolls or borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives. The use of leverage may also cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

DERIVATIVES RISK:

A fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter" derivatives). A fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the Adviser has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to a fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a fund. A fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a fund's derivatives positions. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to a fund.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. As another example, if a fund agrees to exchange fixed rate payments for variable rate payments, the swap agreement would tend to decrease the fund's exposure to market interest rates on the value of the security.

FOREIGN SECURITIES RISK

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the fund to pursue its rights against a foreign government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Many of these risks are greater when investing in emerging markets.

Investment in securities denominated in foreign currencies may involve currency conversion costs, and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

HEDGING RISK

The decision as to whether and to what extent a fund will engage in hedging transactions to hedge against such risks as credit risk, market risk and currency exchange rate risk will depend on a number of factors, including prevailing market conditions, the composition of a fund and the availability of suitable transactions. Accordingly, there can be no assurance that a fund will engage in hedging transactions at any given time or from time to time or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. A fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, foreign investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk. Each fund may invest up to 15% of its assets in illiquid securities.

TURNOVER

The investment strategies employed by the funds often involve high turnover rates. Therefore, under certain market conditions a fund's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. High portfolio turnover rates, generally defined as annual rates above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.

[ICON]  P E R F O R M A N C E

The information below provides an indication of the risks of investing in a fund by showing changes in its performance from year to year and by showing how a fund's average annual returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of dividends and other distributions, if any. Historical performance of a fund, whether before or after taxes, does not necessarily indicate what will happen in the future.

LIMITED DURATION - INSTITUTIONAL CLASS SHARES*


   YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES)(%):

----------------------------------------------------------------------------
  1995     1996    1997    1998     1999    2000    2001    2002     2003
----------------------------------------------------------------------------
  14.43    5.09    7.47    7.14     0.04    10.64   6.29    8.35     1.71
----------------------------------------------------------------------------


                      DURING THE PAST NINE CALENDAR YEARS:*

--------------------------------------------------------------------------------
                                  QUARTER ENDED              TOTAL RETURN
--------------------------------------------------------------------------------
BEST QUARTER:                     June 30, 1995                  4.90%
--------------------------------------------------------------------------------
WORST QUARTER:                    June 30, 1999                 (1.01)%
--------------------------------------------------------------------------------


*Prior to August 31, 2004, the fund was known as Legg Mason U.S. Government Intermediate-Term Portfolio ("Government Intermediate") and followed a policy of investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements secured by such investments, with a dollar-weighted average portfolio maturity between three and ten years. The performance shown is that of the fund prior to such change and might have been better or worse had the fund been managed in accordance with its current objective, policies and strategies.

The investment objective, policies and strategies of the fund are substantially similar in all material respects to an existing mutual fund that is managed by the Adviser. Please see "Related Performance" for information on the performance of this fund.

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003:

-------------------------------------------------------------------------
LIMITED DURATION -                1 YEAR       5 YEARS    LIFE OF CLASS
INSTITUTIONAL CLASS
-------------------------------------------------------------------------
Return Before Taxes                1.71%        5.33%        6.72%(a)

-------------------------------------------------------------------------
Return After Taxes on              0.63%        3.27%        4.41%(a)
Distributions
-------------------------------------------------------------------------
Return After Taxes on              1.13%        3.25%        4.29%(a)
Distributions and Sale of Fund
Shares
-------------------------------------------------------------------------
Lehman Brothers Intermediate
Government Bond Index              2.29%        6.18%        7.22%(b)
(Reflects no deduction for
fees, expenses, or taxes) (c)
-------------------------------------------------------------------------
Merrill Lynch 1-3 Year
Treasury Index (reflects no        1.90%        5.37%        6.23%(b)
deduction for fees, expenses
or taxes) (d)
-------------------------------------------------------------------------

(a) December 1, 1994 (commencement of operations) to December 31, 2003.
(b) November 30, 1994 to December 31, 2003.
(c) The Lehman Brothers Intermediate Government Bond Index is a total return index consisting of investment grade corporate debt issues as well as U.S. government securities. The debt issues all maintain maturities within a range of 1 to 10 years.
(d) The Merrill Lynch 1-3 Year Treasury Index is a total rate of return index based on daily closing prices and consisting of Treasury bills with a maturity of one to three years.

The fund changed its  comparative  index from the Lehman  Brothers  Intermediate
Government Index to the Merrill Lynch 1-3 Year Treasury Index because the Merrill Lynch 1-3 Year Treasury Index is more representative of the types of securities in which the fund invests in accordance with its new investment objective, policies and strategies.

INVESTMENT GRADE - INSTITUTIONAL CLASS SHARES


   YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES)(%):

       -------------------------------------------------------------------
         1996     1997    1998    1999    2000     2001    2002    2003
       -------------------------------------------------------------------
         4.88    10.95    7.57   (0.33)   9.63     8.16    9.38    10.71
       -------------------------------------------------------------------


                      DURING THE PAST EIGHT CALENDAR YEARS:

--------------------------------------------------------------------------------
                                  QUARTER ENDED              TOTAL RETURN
--------------------------------------------------------------------------------
Best quarter:                     June 30, 2003                  6.24%
--------------------------------------------------------------------------------
Worst quarter:                    March 31, 1996                (1.41)%
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003:

-------------------------------------------------------------------------------
INVESTMENT GRADE-INSTITUTIONAL CLASS 1 YEAR         5 YEAR       LIFE OF CLASS
CLASS
-------------------------------------------------------------------------------
Return Before Taxes                  10.71%         7.43%           7.59%(a)

-------------------------------------------------------------------------------
Return After Taxes on                8.62%          4.82%           4.86%(a)
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of Fund       7.06%          4.69%           4.76%(a)
Shares
-------------------------------------------------------------------------------
Lehman Brothers Credit Bond
Index (reflects no deduction         6.91%          7.22%           7.17%(b)
for fees, expenses or taxes) (c)
-------------------------------------------------------------------------------

(a) December 1, 1995 (commencement of operations) to December 31, 2003.
(b) November 30, 1995 to December 31, 2003.
(c) The Lehman Brothers Credit Bond Index includes all publicly issued, fixed rate, non-convertible, investment grade, domestic corporate debt. It also includes Yankee bonds, which are dollar-denominated, SEC-registered public, non-convertible debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, and international agencies.

HIGH YIELD - INSTITUTIONAL CLASS SHARES

   YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES)(%):

                ----------------------------------------
                  2000      2001      2002      2003
                ----------------------------------------
                 (15.99)    (0.06)    (5.00)    23.54
                ----------------------------------------


                      DURING THE PAST FOUR CALENDAR YEARS:

             ---------------------------------------------------------
                                  QUARTER ENDED       TOTAL RETURN
             ---------------------------------------------------------
             BEST QUARTER:        June 30, 2003          7.98%
             ---------------------------------------------------------
             WORST QUARTER:     December 31, 2000       (10.22)%
             ---------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003:

--------------------------------------------------------------------------
HIGH YIELD - INSTITUTIONAL CLASS         1 YEAR          LIFE OF CLASS
--------------------------------------------------------------------------
Return Before Taxes                      23.54%            0.00%(a)
--------------------------------------------------------------------------
Return      After     Taxes     on       20.32%           (4.09)%(a)
Distributions
--------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of Fund           15.16%           (2.48)%(a)
Shares
--------------------------------------------------------------------------
Lehman High Yield Index (reflects
no deduction for fees, expenses          28.97%            4.26%(b)
or taxes) (c)
--------------------------------------------------------------------------


(a) May 5, 1998 (commencement of operations) to December 31, 2003. However, for the period January 29, 1999 through March 7, 1999, there were no assets in the Institutional Class of the fund.


(b) April 30, 1998 to December 31, 2003.

(c) The Lehman High Yield Index is a market value-weighted index that tracks the daily price, coupon, and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and nonconvertible debt registered with the Securities and Exchange Commission.

***** After-tax returns shown in the preceding tables are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[ICON]  F E E S  A N D  E X P E N S E S  O F  T H E  F U N D

The table below describes the fees and expenses you may incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets thereby lowering that fund's share price and dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees.


                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

  -----------------------------------------------------------------------------
                       LIMITED DURATION   INVESTMENT GRADE       HIGH YIELD
  -----------------------------------------------------------------------------
  Management Fees         0.45% (a)          0.60% (b)             0.65%

  -----------------------------------------------------------------------------
  Other Expenses            0.13%              0.18%               0.20%

  -----------------------------------------------------------------------------
  Total Annual Fund
  Operating Expenses        0.58%              0.78%               0.85%
  -----------------------------------------------------------------------------
  Contractual Fee Waiver    0.08%               N/A                 N/A
  -----------------------------------------------------------------------------
  Net Expenses              0.50%               N/A                 N/A
  -----------------------------------------------------------------------------

   (a) The manager has contractually agreed to waive fees so that Institutional Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed 0.50% of average daily net assets attributable to Institutional Class shares during any month for Limited Duration. This waiver will remain in effect until April 30, 2005. Pursuant to an agreement approved by the Board, the fund has agreed to repay the manager for waived fees and reimbursed expenses provided that payment does not cause the Institutional Class operating expenses to exceed 0.50% of its average net assets and the payment is made within three years after the year in which the manager earned the fee or incurred the expense.

   (b) The manager currently intends to voluntarily waive fees so that Institutional Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed 0.50% of average daily net assets attributable to Institutional Class shares during any month for Investment Grade. This voluntary waiver is currently expected to continue until April 30, 2005, but may be terminated at any time. With this waiver, Investment Grade's management fee and total annual fund operating expenses for the fiscal year ended December 31, 2003, were 0.32% and 0.50%.

EXAMPLE:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above (including the effect of any contractual fee waiver for the specified period), and (3) you redeem all of your shares at the end of the time periods shown.

           ------------------------------------------------------------
                            1 YEAR     3 YEARS    5 YEARS   10 YEARS

           ------------------------------------------------------------
              LIMITED
              DURATION       $51        $175       $313       $718
           ------------------------------------------------------------
             INVESTMENT
               GRADE         $80        $249       $433       $966
           ------------------------------------------------------------
             HIGH YIELD
                             $87        $271       $471      $1,049
           ------------------------------------------------------------

[ICON] M A N A G E M E N T

MANAGEMENT AND ADVISER:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the funds' manager. As manager, LMFA is responsible for the non-investment affairs of the funds, providing office space and administrative staff for the funds and directing all matters related to the operation of the funds. LMFA has been registered as an investment adviser since 1982.

LMFA has delegated certain advisory responsibilities to Western Asset, 385 East Colorado Boulevard, Pasadena, California 91101. As Adviser, Western Asset is responsible for the investment management of the funds, including the responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. Western Asset acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $119 billion as of December 31, 2003. An investment committee is responsible for the day-to-day management of each fund.


For its services during the fiscal year ended December 31, 2003, each fund paid LMFA the following percentage of its average daily net assets after the effect of any waiver of fees:

              ------------------------------------------------------
              LIMITED DURATION*                     0.34%
              ------------------------------------------------------
              INVESTMENT GRADE                      0.32%
              ------------------------------------------------------
              HIGH YIELD                            0.65%
              ------------------------------------------------------

For its services during the fiscal year ended December 31, 2003, LMFA paid Western Asset a fee equal to the following percentage of each fund's average daily net assets (net of any waivers) as follows:

              ------------------------------------------------------
              LIMITED DURATION*                     0.20%
              ------------------------------------------------------
              INVESTMENT GRADE                      0.13%
              ------------------------------------------------------
              HIGH YIELD                            0.50%
              ------------------------------------------------------

* On May 13, 2004, the Directors approved a change to the investment objective, policies and strategies of Limited Duration. The Directors also approved a decrease in the fund's management fee from 0.55% to 0.45%.

DISTRIBUTOR OF THE FUNDS' SHARES:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes each fund's shares under separate Underwriting Agreements. Each Underwriting Agreement obligates Legg Mason to pay certain expenses for offering fund shares, including compensation to financial advisers, the printing and distribution of prospectuses, statements of additional information and shareholder reports (after these have been printed and mailed to existing shareholders at the funds' expense), supplementary sales literature and advertising materials.

Legg Mason and LMFA may pay  non-affiliated  entities out of their own assets to
support  the  distribution  of   Institutional   Class  shares  and  shareholder
servicing.

LMFA, Western Asset and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[ICON] H O W  T O  I N V E S T

Institutional Class shares are currently offered for sale only to institutional investors who have at least $100 million in investable assets and who invest at least $1 million in a fund. Institutional Class shares are also offered to the Legg Mason Core4College 529 Plan, a college savings vehicle. In addition, Institutional Class shares are offered to institutional clients of Legg Mason Trust, fsb for which the trust company exercises discretionary investment management responsibility and accounts of the customers with such institutional clients ("Customers").

Customers of institutional clients may purchase shares only in accordance with instructions and limitations pertaining to their account at the institution. Institutions may set different minimums for their Customers' investments in accounts invested in Institutional Class shares.

Prior to or concurrent with the initial purchase of Institutional Class shares, each investor must open an account for the fund by completing and signing an application and mailing it to Legg Mason Institutional Funds at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635.

Eligible investors may purchase Institutional Class shares by contacting Legg Mason Institutional Funds directly at 1-888-425-6432.

Purchase orders, together with payment in one of the forms described in the following paragraphs, received by Legg Mason Institutional Funds or Boston Financial Data Services ("BFDS" or the "Transfer Agent") before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, will be processed at the fund's net asset value as of the close of the Exchange on that day. The funds are open for business every day the Exchange is open. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open.

Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to Legg Mason Institutional Funds by 9:00 a.m., Eastern time, on the following business day will be processed at the net asset value determined on the prior business day. It is the institution's responsibility to transmit your order to the funds in a timely fashion.

Purchases of Institutional Class shares can be made by wiring federal funds to State Street Bank and Trust Company, the funds' custodian. Before wiring federal funds, the investor must first telephone Legg Mason Institutional Funds at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

State Street Bank and Trust Company
[ABA #011-000-028]
[DDA #99046096]
Legg Mason [Insert name of fund]
[Insert account name and number]

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund in question. Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See "Calculation of Net Asset Value" below.) Investors who wish to purchase fund shares through the contribution of securities should contact Legg Mason Institutional Funds at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Adviser, on behalf of a fund, has full discretion to accept or reject any appropriate securities offered as payment for shares. Securities will not be accepted in payment of fund shares from persons who are affiliated with the Adviser or the fund.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

Additional investments may be made at any time at the relevant net asset value by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases. Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

Shares of the funds may be available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Each fund offers two classes of shares: Primary Class shares and Institutional Class shares. Each class is subject to different expenses and a different sales charge structure. Primary class shares are offered through a separate prospectus.

Shares of a fund may not be available for sale in certain states. Prospective investors should inquire as to whether shares of a particular fund are available for sale in their state of residence.

ACCOUNT REGISTRATION CHANGES:

Changes in registration or account privileges must be made in writing to Legg Mason Institutional Funds. Signature guarantees are required. (See "Signature Guarantee" below.) All correspondence must include the account number and must be sent to:

Legg Mason Institutional Funds
P.O. Box 17635
Baltimore, Maryland  21297-1635

[ICON]  H O W  T O  S E L L  Y O U R  S H A R E S

Shares may be redeemed through three methods: (1) by sending a written request for redemption to Legg Mason Institutional Funds, P.O. Box 17635, Baltimore, Maryland 21297-1635, (2) by calling 1-888-425-6432, or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Funds at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Legg Mason Institutional Funds will follow reasonable procedures to ensure the validity of any telephone or wire redemption requests, such as requesting identifying information from users or employing identification numbers. You may be held liable for any fraudulent telephone or wire order that Legg Mason Institutional Funds reasonably believes to be genuine. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing. Customers of institutional clients may redeem only in accordance with instructions and limitations pertaining to their account at the institution.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of regular trading on the Exchange on any day the Exchange is open, the Transfer Agent will redeem fund shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of regular trading on the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Requests for redemption should indicate:

    1. the number of shares or dollar amount to be redeemed and the investor's shareholder account number;

    2. the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account;

    3. proof of authorization to request redemption on behalf of any co-owner of the account (please contact Legg Mason Institutional Funds for further details); and

    4. the name, address, and account number to which the redemption payment should be sent.

Other supporting legal documents, such as copies of any trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Funds by calling 1-888-425-6432.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order. Payment of redemption proceeds of shares that were recently purchased by check or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check has cleared.

Each fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive illiquid securities.

SIGNATURE GUARANTEE:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). Each fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee will be required for the following situations:

Remitting redemption proceeds to any person, address or bank account not on record.

Making changes to the account registration after the account has been opened.

Transferring shares to an account in another Legg Mason Institutional fund with a different account registration.

[ICON]  A C C O U N T  P O L I C I E S

CALCULATION OF NET ASSET VALUE:

Net asset value per Institutional Class share is determined daily as of the close of regular trading on the Exchange on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's Institutional Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. Each fund's securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. A fund may use fair value pricing instead of market quotations to value one or more securities if the fund believes that, because of special circumstances, doing so would more accurately reflect the prices the fund expects to realize on the current sale of those securities.

Where a security is traded on more than one market, which may include foreign markets, the security generally is valued on the market considered by the Adviser to be the primary market. Foreign currency exchange rates are determined prior to the close of trading on the Exchange, generally, 2:00 p.m. Eastern time with respect to portfolio securities. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values.

To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

Certain accounts for which the minimum investable assets requirement and/or the minimum investment amount has been waived may have their shares automatically redeemed upon 60 days notice if the account balance falls below $500. If your account falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. A fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the funds to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Each fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, because the funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, each fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice when the fund detects a pattern of excessive trading. Although shareholder transactions are monitored for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Each fund also reserves the right to:

   o  suspend the offering of shares for a period of time;

   o redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (I.E., in a manner such as to render the shareholder ineligible to purchase shares of the fund);

   o waive the minimum investable assets requirement or the minimum initial investment for certain investors; and

   o delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. A fund may delay redemptions beyond seven days or suspend redemptions only as permitted by the Securities and Exchange Commission ("SEC") or the Investment Company Act of 1940.

[ICON] SERVICES FOR INVESTORS

CONFIRMATIONS AND ACCOUNT STATEMENTS:

The Transfer Agent will send confirmations of each purchase and redemption transaction. Confirmations sent to institutional clients will include the total number of shares being held in safekeeping by the Transfer Agent. Beneficial ownership of shares held by Customer accounts will be recorded by the institutional client and reflected in its regular account statements.

EXCHANGE PRIVILEGE:

Institutional Class shares of a fund may be exchanged for shares of Legg Mason Cash Reserve Trust or for Institutional Class shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence, the investor meets the eligibility criteria and the value of exchanged shares is at least $1,000,000. You can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of a fund's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

Each fund reserves the right to terminate or modify the exchange privilege after 60 days' written notice to shareholders.

Some institutional clients and retirement plan administrators may not offer the Institutional Class shares of all Legg Mason Funds for exchange.

[ICON] D I S T R I B U T I O N S  A N D  T A X E S

Limited  Duration  and  Investment  Grade  declare   dividends  from  their  net
investment income, if any, daily and pay them monthly. High Yield declares and pays such dividends, if any, monthly.

Each fund declares and pays dividends from the excess of net short-term capital gain over net long-term capital loss and distributes substantially all net capital gain (i.e., the excess of any net long-term capital gain over net short-term capital loss) and, in the case of High Yield, net realized gains from foreign currency transactions, annually in December. A second distribution may be necessary in some years to avoid imposition of federal excise tax. There is no assurance that a fund will realize any capital gain in a given year.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of a fund. Dividends from investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, in the case of High Yield, net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) are taxable as ordinary income; except that the part of the dividends that is "qualified dividend income" (I.E., dividends on stock of U.S. corporations and certain foreign corporations with respect to which a fund satisfies certain holding period, debt-financing and other restrictions), if any, is subject to a maximum federal income tax rate of 15% for individual shareholders who satisfy those restrictions with respect to their shares on which the fund dividends are paid. Distributions of a fund's net capital gain are taxable as long-term capital gain (also at a maximum 15% rate), regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A fund's dividend and interest income on, and gains it realizes from disposition of foreign securities, if any, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

Your dividends and other distributions will be automatically reinvested in additional Institutional Class shares of the distributing fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify Legg Mason Institutional Funds at least ten days before the next distribution is to be paid.

If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

As required by law, each fund will withhold 28% of all dividends and each fund will withhold 28% of all capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

RELATED PERFORMANCE

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO


Since August 31, 2004, Limited Duration has had an investment objective and investment strategy that are substantially similar in all material respects to those of Western Asset Limited Duration Bond Portfolio, an existing fund that is also managed by the Adviser.


The Adviser began managing Western Asset Limited Duration Bond Portfolio on October 1, 2003 and its asset size as of December 31, 2003 was approximately $27 million.

Below you will find information about the prior performance of Western Asset Limited Duration Bond Portfolio. Western Asset Limited Duration Bond Portfolio has lower expenses and is sold through different distribution channels than Limited Duration. Returns (before and after taxes) are based on past results and are not an indication of future performance.

The performance of Western Asset Limited Duration Bond Portfolio does not represent the past performance of Limited Duration and is not an indication of the future performance of Limited Duration. You should not assume that Limited Duration will have the same performance as Western Asset Limited Duration Bond Portfolio. The performance of Limited Duration may be better or worse than the performance of Western Asset Limited Duration Bond Portfolio due to, among other things, differences in portfolio holdings, expenses, asset sizes, and cash flows between the fund and Western Asset Limited Duration Bond Portfolio. Institutional Class shares of the fund have higher total expenses than Western Asset Limited Duration Bond Portfolio, which would have resulted in lower performance if Limited Duration's Institutional Class expenses had been applied to the performance of Western Asset Limited Duration Bond Portfolio.

The following information illustrates the changes in the performance of the Institutional Class of Western Asset Limited Duration Bond Portfolio from year to year, and compares that performance to the performance of a market index over various periods of time.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO - INSTITUTIONAL CLASS


30-Day Yield as of June 30, 2004: 1.92%


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED JUNE 30, 2004:


  -----------------------------------------------------------------------------
  Western Asset Limited Duration Bond Portfolio-Institutional    SINCE INCEPTION
  Class                                                              10/1/03
  -----------------------------------------------------------------------------
  Return Before Taxes                                                   0.78%
  -----------------------------------------------------------------------------
  Return After Taxes on Distributions                                   0.29%
  -----------------------------------------------------------------------------
  Return after Taxes on Distributions and Sale of Fund Shares           0.51%
  -----------------------------------------------------------------------------
  Merrill Lynch 1-3 Year Treasury Index (reflects no deduction          0.08%**
  or fees, expenses or taxes)*
  -----------------------------------------------------------------------------


* THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX IS A TOTAL RATE OF RETURN INDEX CONSISTING OF TREASURY BILLS WITH A MATURITY OF ONE TO THREE YEARS BASED ON DAILY CLOSING PRICES. THE INDEX DOES NOT INCUR FEES AND EXPENSES AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS.


**    THE RATE OF RETURN FOR THE MERRILL  LYNCH 1-3 YEAR  TREASURY  INDEX IS FOR
THE PERIOD SEPTEMBER 30, 2003 TO JUNE 30, 2004.

If the Adviser had not waived certain fund expenses during these periods, Western Asset Limited Duration Bond Portfolio's returns would have been lower.


After-tax returns for Western Asset Limited Duration Bond Portfolio are calculated using the historical highest individual federal marginal income tax rate for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


WESTERN ASSET LIMITED DURATION COMPOSITE

The Adviser also manages other registered funds and separate accounts with investment objectives, policies and strategies that are substantially similar to Limited Duration. Below you will find information about the prior performance of the Western Asset Limited Duration Composite. The Western Asset Limited Duration Composite consists of funds and separate accounts that invest in a wide variety of investment-grade fixed-income sectors, including government, corporate, mortgage-backed, asset-backed, and cash equivalents, in U.S. dollars. The Western Asset Limited Duration Composite includes the performance of the Western Asset Limited Duration Bond Portfolio. The separate accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the Western Asset Limited Duration Composite.

The performance of Western Asset Limited Duration Composite does not represent the past performance of Limited Duration and is not an indication of the future performance of Limited Duration. You should not assume that Limited Duration will have the same performance as Western Asset Limited Duration Composite. The performance of Limited Duration may be better or worse than the performance of Western Asset Limited Duration Composite due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes, and cash flows between Limited Duration and the funds and separate accounts in the Western Asset Limited Duration Composite. The separate accounts in the Western Asset Limited Duration Composite generally have lower expenses and are sold through different distribution channels than the fund.

The following information illustrates the changes in the performance of the Western Asset Limited Duration Composite from year to year, and compares that performance to the performance of a market index over various periods of time. The performance information shown below reflects the expenses of the funds and separate accounts that comprise the Western Asset Limited Duration Composite.

WESTERN ASSET LIMITED DURATION COMPOSITE
CALENDAR YEAR TOTAL RETURNS (%)

--------------------------------------------------------------------------------
  1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
--------------------------------------------------------------------------------
  2.55    11.42   6.01    7.44    6.29    3.16    8.52    7.68    5.57    4.49
--------------------------------------------------------------------------------

Best quarter:     March 31, 1995          3.45%
Worst quarter:    March 31, 1994          0.12%

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003:

--------------------------------------------------------------------------------
Western Asset Limited Duration Composite   1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                        4.49%         5.86%         6.28%
--------------------------------------------------------------------------------
Return After Taxes on Distributions         N/A           N/A          N/A
--------------------------------------------------------------------------------
Return after Taxes on Distributions         N/A           N/A          N/A
and Sale of Fund Shares
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index      1.90%         5.37%        5.68%
(reflects no deduction for fees,
expenses or taxes)*
--------------------------------------------------------------------------------

[ICON] F I N A N C I A L  H I G H L I G H T S


The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report for these funds. The funds' annual report is available upon request by calling toll-free 1-888-425-6432.

LEGG MASON LIMITED DURATION BOND PORTFOLIO - INSTITUTIONAL CLASS*

                                         Years Ended December 31,
                              --------------------------------------------------

                                   2003     2002      2001      2000     1999
--------------------------------------------------------------------------------
Net asset value,
  beginning of year             $10.70   $10.32    $10.27    $9.92    $10.51
Investment operations:
  Net investment income            .32(A)   .46(A)    .58(A)   .67(A)    .59(A)
  Net realized and  unrealized
   gain/(loss) on investments,
   options and futures            (.14)     .38       .05      .35      (.59)
                               -------------------------------------------------
  Total from investment
   operations                      .18      .84       .63     1.02      ---
                               -------------------------------------------------
Distributions:
  From net investment
  income                          (.33)    (.46)     (.58)    (.67)     (.59)
                               -------------------------------------------------
  Total distributions             (.33)    (.46)     (.58)    (.67)     (.59)
                               -------------------------------------------------
Net asset value,
  end of year                   $10.55   $10.70    $10.32   $10.27     $9.92
                               -------------------------------------------------
Ratios/supplemental data:
  Total return                    1.71%    8.35%     6.30%   10.64%      .04%
  Expenses to average net
   assets                         0.46%(A)  .47%(A)   .46%(A)   .46%(A)  .47%(A)
  Net investment income
   to average net assets          3.03%(A) 4.38%(A)  5.63%(A)  6.66%(A) 5.84%(A)
  Portfolio turnover rate          487%     204%      535%      248%     979%
  Net assets, end of year
   (in thousands)                $7,740   $9,485    $7,221    $6,723    $9,076
--------------------------------------------------------------------------------
* On August 31, 2004, Limited Duration changed its investment objective, policies, strategies and management fee. The financial highlights shown are those of Limited Duration prior to such change.
(A) Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 0.50% until April 30, 2004. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2003, 0.68%; 2002, 0.66%; 2001, 0.63%; 2000, 0.65%; and 1999, 0.66%.

LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO - INSTITUTIONAL CLASS
                                        Years Ended December 31,
                          ------------------------------------------------------

                                   2003     2002      2001     2000    1999
--------------------------------------------------------------------------------
Net asset value,
  beginning of year               $10.43   $10.11   $ 9.97    $9.79   $10.52
Investment operations:
  Net investment income              .55(A)   .59(A)   .66(A)   .71(A)   .66(A)
  Net realized and unrealized
   gain/(loss) on investments,
   options and futures               .53      .31      .14      .19     (.70)
                                ------------------------------------------------
  Total from investment
   operations                       1.08      .90      .80      .90     (.04)
                                ------------------------------------------------
Distributions:
  From net investment
  income                            (.55)    (.58)    (.66)    (.72)    (.66)
  Tax return of capital              ---      ---      ---      ---      ---
  From net realized gain
  on investments                    (.07)     ---      ---      ---     (.03)
                                ------------------------------------------------
  Total distributions               (.62)    (.58)    (.66)    (.72)    (.69)
                                ------------------------------------------------
Net asset value,
  end of year                     $10.89   $10.43   $10.11    $9.97   $ 9.79
                                ------------------------------------------------
Ratios/supplemental data:
  Total return                     10.71%    9.38%    8.16%    9.63%    (.33)%
  Expenses to average net
   assets                            .50%(A)  .48%(A)  .47%(A)  .48%(A)  .46%(A)
  Net investment income
   to average net assets            5.13%(A) 5.85%(A) 6.50%(A) 7.32%(A) 6.59%(A)
  Portfolio turnover rate             78%     131%     131%      94%      145%
Net assets, end of year
  (in thousands)                   $5,895   $2,836   $1,424     $839      $238
--------------------------------------------------------------------------------

(A) Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 0.50%until April 30, 2004. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2003, 0.78%; 2002, 0.78%; 2001, 0.74%; 2000, 0.79%; and 1999, 0.77%.




LEGG MASON HIGH YIELD PORTFOLIO - INSTITUTIONAL CLASS

                                     Years Ended December 31,    Period From   Period
                              ---------------------------------   Mar. 8 to    Ended
                                                                    Dec. 31,   Jan. 28,
                                2003    2002     2001     2000       1999        1999
---------------------------------------------------------------------------------------

Net asset value,
 beginning of year              $7.96   $9.20  $10.18   $14.97      $15.98   $14.67
Investment operations:
 Net investment income            .66     .78    1.01     1.41         .89      .08
 Net realized and  unrealized
  gain/(loss) on
  investments,                   1.15   (1.24)  (1.00)   (3.47)       (.92)     .72
                              ---------------------------------------------------------
 Total from investment
  operations                    1.81    (.46)    .01    (2.06)       (.03)      .80
                              ---------------------------------------------------------
Distributions:
 From net investment income     (.66)   (.78)   (.99)   (1.34)       (.98)     (.04)
 From net realized gain on
 investments                     ---     ---     ---    (1.39)        ---       ---
                              ---------------------------------------------------------
 Total distributions
                                (.66)   (.78)   (.99)   (2.73)       (.98)     (.04)
                              ---------------------------------------------------------
Net asset value,
 end of year                   $9.11   $7.96   $9.20   $10.18      $14.97    $15.43
                              ---------------------------------------------------------

Ratios/supplemental data:
 Total return                  23.54%  (5.00)%  (.06)% (15.99)%      (.20)%(A) 5.47%(A)
 Expenses to average net
  assets                         .85%    .82%    .97%    1.03%        .82%(B)   .81%(B)
 Net investment income/(loss)
  to average net assets         7.78%   9.63%  10.20%   10.98%       7.19%(B)  7.17%(B)
 Portfolio turnover rate         122%     97%    130%     45%          78%(B)   116%(B)
Net assets, end of year
 (in thousands)               $6,434  $2,704   $1,331   $673        $673       $ ---
---------------------------------------------------------------------------------------

(A)Not annualized.
(B)Annualized.

LEGG MASON INCOME TRUST, INC.

The following additional information about the funds is available upon request and without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI) -The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this prospectus. The SAI provides further information and additional details about each fund and its policies.

ANNUAL AND SEMI-ANNUAL REPORTS - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

TO  REQUEST  THE  SAI  OR  ANY  REPORTS  TO  SHAREHOLDERS,  OR  TO  OBTAIN  MORE
INFORMATION:
o     call toll-free 1-888-425-6432
o     visit us on the Internet via www.lminstitutionalfunds.com
o     write to us at:   Legg Mason Institutional Funds
                        100 Light Street, P.O. Box 17635
                        Baltimore, MD 21297-1635

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                                                        SEC File Number 811-5029